SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 24, 2002

iDINE REWARDS NETWORK INC.
(Exact Name of Registrant Specified in Charter)

Delaware	001-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11900 Biscayne Boulevard North Miami, Florida	33181
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 892-3300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On December 24, 2002, iDine Rewards Network Inc. (the “Company”) issued a press release announcing that it is giving notice to the holders of its Series A Preferred Stock that it intends to exercise its right to convert all of its issued and outstanding shares of Series A Preferred Stock into shares of the Company’s Common Stock. A copy of the December 24, 2002 press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. A copy of the Notice of Conversion of Series A Preferred Stock is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are filed with this Report:

99.1	Press release of iDine Rewards Network Inc., dated December 24, 2002.

99.2	Notice of Conversion of Series A Senior Convertible Redeemable Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iDINE REWARDS NETWORK INC.

By:	/s/ Stephen E. Lerch
Stephen E. Lerch Executive Vice President & Chief Financial Officer

Dated: January 13, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of iDine Rewards Network Inc., dated December 24, 2002.

99.2	Notice of Conversion of Series A Senior Convertible Redeemable Preferred Stock.